UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549




                                 FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934



     Date of Report (date of earliest event reported):  February 26, 2002


                              SHONEY'S, INC.
           (Exact name of registrant as specified in its charter)



          Tennessee                    0-4377                 62-0799798
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                    Identification No.)


   1727 Elm Hill Pike, Nashville, TN                             37210
(Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code:  (615) 391-5201






ITEM 5.  OTHER EVENTS.

On February 26, 2002, an individual shareholder of Shoney's, Inc., a
Tennessee corporation ("Shoney's"), filed a class action complaint (the "Complaint") against Shoney's and its individual directors. The Complaint, which was filed in the Circuit Court for Davidson County in Nashville, Tennessee, alleges, among other things, breach of fiduciary duty in connection with the previously announced proposed merger of Shoney's and LSF4 Acquisition, LLC, a Delaware limited liability company. The Complaint seeks class certification and certain forms of equitable relief, including enjoining the consummation of the merger. Shoney's believes the claims to be without merit and intends to defend this lawsuit vigorously. There can, however, be no assurance that Shoney's or the other defendants will be successful in their defense of this action.

The preceding description of the Complaint is qualified in its entirety by reference to the Complaint, which is filed as Exhibit 99 hereto and incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements:  None.

(b) Pro Forma Financial Information:  None.

(c) Exhibits: See Exhibit Index immediately following the signature page hereto.






                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 4, 2002           SHONEY'S, INC.


                              By:    /s/ F. E. McDaniel, Jr.
                                     ----------------------------------------
                              Name:  F.E. McDaniel, Jr.
                              Title: Secretary, Treasurer and General Counsel







                           EXHIBIT INDEX

Exhibit No.    Description                                           Page No.

99             Complaint filed in the Circuit Court for Davidson
               County 20th Judicial District at Nashville in the
               State of Tennessee